MORGAN STANLEY DEAN WITTER VALUE FUND                     Two World Trade Center

LETTER TO THE SHAREHOLDERS September 30, 1999           New York, New York 10048

DEAR SHAREHOLDER:

The difficult environment for low P/E (price/earnings) value investing continued in the fiscal year ended September 30, 1999. According to Miller Anderson & Sherrerd, LLP (MAS), the sub-advisor for Morgan Stanley Dean Witter Value Fund, early in the year it appeared that the equity markets had gone increasingly digital. The digital world reduces inputs to streams of 1s and 0s, off or on, with no mention or measurement of degree. Investors seemed to have reduced their opinions about companies and their stock prices to the same level of simplicity. Internet, technology and mega-cap growth stocks were switched "on" in the equity markets. Valuations were irrelevant in this new digital investment world. Most other sectors of the market were deemed "off." Conceptually unappealing sectors such as the small and mid caps, as well as economically sensitive companies of every size, remained ignored irrespective of their fundamentals and valuations.

Stock valuations in the broad market continued to reflect investor apathy. Growth rates appeared to be under pressure for many companies, especially those small- and mid-sized, industrial and commodity businesses. MAS believed that economies abroad would eventually stabilize and recover and that U.S. inventory reduction in the industrial sector would subside. Further, MAS held that continued healthy domestic demand, combined with recovering foreign economies, would accelerate revenue and profit growth for many economically sensitive companies. For these reasons the Fund remained fully invested in low P/E value stocks.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this difficult backdrop, Morgan Stanley Dean Witter Value Fund's Class A, B, C and D shares returned -6.88 percent, -7.45 percent, -7.35 percent and -6.65 percent, respectively, for the period since inception (November 25, 1998) through September 30, 1999. The Fund underperformed the broad-based Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Growth and Income Funds Index,

MORGAN STANLEY DEAN WITTER VALUE FUND
which returned 9.40 percent and 4.52 percent, respectively. The Fund trailed its benchmark index for much of the fiscal year, with the quarter ended June 30, 1999, being a notable exception. (Total return figures assume the reinvestment of all distributions and do not reflect the deduction of any applicable sales charges. Performance of the Fund's four share classes varies because of differing expenses.)

The three months ended June 30, 1999 represented an excellent quarter for value and low P/E investing and proved a welcome respite from earlier performance comparisons. The months of April and May 1999 were particularly strong for the low P/E value style of investing although June did show some reversion back to mega-cap growth stocks. However, the brief fling that investors had with value stocks in the June quarter ended abruptly in the fourth fiscal quarter of 1999.

The most important aspect of the third fiscal quarter was the market's significant rotation toward the low P/E value style of investing. For the first time in recent years, the trend of mega-cap growth outperformance was broken. Generally, everything that had suffered over the past 18 months recovered: large issues outperformed mega-caps, cyclicals outperformed defensives, value outperformed growth and low P/E outperformed high P/E.

Traditional performance attribution reveals that stock selection contributed about 75 percent of the Fund's performance shortfall and sector allocation the remainder. The sector allocation shortfall was a result of the Fund's underweighting in technology and its overweightings in financial, consumer durables and transportation stocks. Stock selection in the health care, technology, financial, heavy industry and retail groups penalized relative performance. Further analysis, however, reveals that the major reason for the Fund's significant underperformance during the quarter was its strict adherence to the low P/E investment discipline. From June through September the low P/E universe, as defined by the two lowest P/E quintiles of all stocks greater than $2.5 billion in market cap, returned -14.07 percent. This showing reversed the positive momentum that value investing had established in the third fiscal quarter and reestablished the primary trend of the past two years -- a situation in which mega-cap growth stocks with exceptionally high valuations had appreciated while the vast majority of low-valuation shares stagnated or declined. Unmistakably, the average stock in our investable universe experienced a severe bear market during the quarter.

This disappointing performance occurred despite favorable macroeconomic factors for the average value stock. Global growth accelerated, interest rates rose and corporate profitability broadened. Nevertheless, while the fundamentals remained quite healthy, investor psychology reversed sharply. Most low P/E stocks remained under heavy selling pressure during the quarter. Low absolute and relative valuations, once considered to be a significant insurance policy, provided no protection against

MORGAN STANLEY DEAN WITTER VALUE FUND
share price declines and underperformance. In fact, investor psychology in the fourth fiscal quarter shifted decidedly against low valuations in stocks. This psychology is contrary to historical fact and is likely to change eventually. MAS believes valuations will come to matter once again. Until then, however, value investing remains a frustrating exercise in swimming upstream.

Sector allocation in the Fund remained true to the low P/E investable universe at the end of the fiscal year. Overweightings remained in the financial, industrial, durable goods, transportation and basic materials sectors. Larger commitments were made in the health-care services sector, a group that now represents a significant overweighting. MAS believes that this sector, under pressure from reimbursement and legal concerns, represents exceptional value in a stable, growing and necessary part of the economy. Sector underweightings remain in technology, which MAS believes is in an Internet-led mania stage -- consumer staples, telecommunications and energy stocks. In each of these sectors, valuations prevent the Fund from participating without violating its low P/E discipline.

LOOKING AHEAD

The sub-advisor's outlook toward the equity market remains one that is cautiously optimistic: cautious toward many fairly valued or still expensive sectors, but optimistic that the market can broaden and generate acceptable returns for good companies with attractive valuations.

The combination of a still healthy U.S. economy with a global healing now in process, and a Federal Reserve that doesn't appear overly hostile to the economy or the financial markets, may cause the market to continue to generate above-average results from equities. MAS's hope remains that the better returns will accrue to the value style.

We appreciate your ongoing support of the Morgan Stanley Dean Witter Value Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER VALUE FUND

FUND PERFORMANCE September 30, 1999

   GROWTH OF $10,000
   ($ in Thousands)
[LINE GRAPH]

                                   CLASS A           CLASS B           CLASS C           CLASS D           S&P 500(4)
                                   -------           -------           -------           -------           -------
November 25, 1998                  9475.00          10000.00          10000.00          10000.00          10000.00
November 30, 1998                  9314.00           9820.00           9820.00           9830.00           9818.00
December 31, 1998                  9260.00           9766.00           9766.00           9775.00          10383.00
January 31, 1999                   9023.00           9516.00           9515.00           9525.00          10817.00
February 28, 1999                  8928.00           9406.00           9405.00           9425.00          10481.00
March 31, 1999                     9108.00           9586.00           9586.00           9615.00          10900.00
April 30, 1999                    10124.00          10646.00          10646.00          10697.00          11322.00
May 31, 1999                      10237.00          10756.00          10776.00          10817.00          11055.00
June 30, 1999                     10418.00          10946.00          10956.00          11017.00          11668.00
July 31, 1999                     10057.00          10566.00          10576.00          10637.00          11304.00
August 31, 1999                    9563.00          10036.00          10046.00          10116.00          11248.00
September 30, 1999                 8823.00(3)        8793.00(3)        9173.00(3)        9335.00(3)       10940.00

                                   LIPPER(5)
                                   ------
November 25, 1998                 10000.00
November 30, 1998                  9846.00
December 31, 1998                 10180.00
January 31, 1999                  10278.00
February 28, 1999                 10049.00
March 31, 1999                    10396.00
April 30, 1999                    11070.00
May 31, 1999                      10909.00
June 30, 1999                     11360.00
July 31, 1999                     11035.00
August 31, 1999                   10791.00
September 30, 1999                10452.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR THE FUND'S FOUR SHARE CLASSES VARIES BECAUSE OF DIFFERENCES IN SALES CHARGES AND EXPENSE.

                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                CLASS A SHARES**
------------------------------------------------
PERIOD ENDED 9/30/99
--------------------------
Since Inception (11/25/98)  (6.88)(1)  (11.77)(2)

                CLASS C SHARES++
------------------------------------------------
PERIOD ENDED 9/30/99
--------------------------
Since Inception (11/25/98)  (7.35)(1)  (8.27)(2)

                CLASS B SHARES+
------------------------------------------------
PERIOD ENDED 9/30/99
--------------------------
Since Inception (11/25/98)  (7.45)(1)  (12.07)(2)

                CLASS D SHARES#
------------------------------------------------
PERIOD ENDED 9/30/99
--------------------------
Since Inception (11/25/98)  (6.65)(1)

---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on September
     30, 1999.
(4)  The Standard & Poor's 500 Stock Index (S&P 500) is a
     broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The
     performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be
     considered an investment.
(5)  The Lipper Growth and Income Funds Index is an
     equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Growth and Income
     Funds objective. The Index, which is adjusted for capital
     gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently
     30 funds represented in this Index.
*    For periods of less than one year, the fund quotes its total return on a non-annualized basis.
**   The maximum front-end sales charge for Class A is 5.25%.
+    The maximum CDSC for Class B is 5.0%. The contingent
     deferred sales charge (CDSC) declines to 0% after six years.
++   The maximum CDSC for Class C shares is 1% for shares
     redeemed within one year of purchase.
#    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER VALUE FUND

PORTFOLIO OF INVESTMENTS September 30, 1999

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            COMMON STOCKS (91.4%)
            Agricultural Chemicals (0.8%)
  73,800    IMC Global, Inc. ............  $  1,074,712
                                           ------------

            Air Freight/Delivery Services (0.5%)
  18,800    CNF Transportation, Inc. ....       700,300
                                           ------------

            Airlines (3.8%)
  46,200    AMR Corp.*...................     2,517,900
  52,200    Delta Air Lines, Inc. .......     2,531,700
                                           ------------
                                              5,049,600
                                           ------------
            Apparel (3.8%)
  72,600    Liz Claiborne, Inc. .........     2,250,600
  91,100    VF Corp. ....................     2,824,100
                                           ------------
                                              5,074,700
                                           ------------
            Auto Parts: O.E.M. (4.0%)
  50,000    Dana Corp. ..................     1,856,250
  18,400    Eaton Corp. .................     1,588,150
  39,100    TRW Inc. ....................     1,945,225
                                           ------------
                                              5,389,625
                                           ------------
            Building Materials (1.4%)
  89,400    Owens Corning................     1,938,862
                                           ------------

            Construction/Agricultural
             Equipment/Trucks (4.8%)
  75,100    Cummins Engine Co., Inc. ....     3,740,919
  57,900    Navistar International
             Corp.*......................     2,692,350
                                           ------------
                                              6,433,269
                                           ------------
            Consumer Electronics/
             Appliances (1.1%)
  23,500    Whirlpool Corp. .............     1,534,844
                                           ------------
            Contract Drilling (2.3%)
  89,300    Nabors Industries, Inc. .....     2,232,500
  29,000    Transocean Offshore, Inc. ...       888,125
                                           ------------
                                              3,120,625
                                           ------------
            Diversified Manufacturing (1.0%)
  29,400    Cooper Industries, Inc. .....     1,374,450
                                           ------------

            E.D.P. Services (3.0%)
  58,800    First Data Corp. ............     2,579,850
 101,300    Quantum Corp. - DLT & Storage
             Systems*....................     1,424,531
                                           ------------
                                              4,004,381
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Electric Utilities (3.7%)
  10,500    Cinergy Corp. ...............  $    297,281
  24,700    DTE Energy Co. ..............       892,287
  14,900    Duke Energy Corp. ...........       821,362
  25,400    Entergy Corp. ...............       735,012
  21,500    GPU, Inc. ...................       701,437
  17,100    PECO Energy Co. .............       641,250
  31,900    Southern Co. ................       821,425
                                           ------------
                                              4,910,054
                                           ------------
            Electronic Data Processing (1.5%)
  16,300    International Business
             Machines Corp. .............     1,978,412
                                           ------------

            Electronic Distributors
             (1.0%)
  37,000    Arrow Electronics, Inc. .....       652,125
  16,500    Avnet, Inc. .................       693,000
                                           ------------
                                              1,345,125
                                           ------------
            Fluid Controls (1.7%)
  51,100    Parker-Hannifin Corp. .......     2,289,919
                                           ------------

            Forest Products (0.5%)
  11,500    Weyerhaeuser Co. ............       662,687
                                           ------------

            Hospital/Nursing Management (3.7%)
 102,500    Columbia/HCA Healthcare
             Corp. ......................     2,171,719
 177,600    Health Management Associates,
             Inc. (Class A)*.............     1,309,800
  87,300    Tenet Healthcare Corp.*......     1,533,206
                                           ------------
                                              5,014,725
                                           ------------
            Industrial Machinery/
             Components (1.0%)
  27,500    Tecumseh Products Co. .......     1,368,125
                                           ------------

            Life Insurance (1.8%)
  14,900    American General Corp. ......       941,494
  43,100    ReliaStar Financial Corp. ...     1,433,075
                                           ------------
                                              2,374,569
                                           ------------
            Major Banks (9.8%)
  37,100    Bank of America Corp. .......     2,066,006
  51,400    BankBoston Corp. ............     2,229,475
  61,400    Chase Manhattan Corp.
             (The).......................     4,628,025
  78,900    PNC Bank Corp. ..............     4,157,044
                                           ------------
                                             13,080,550
                                           ------------
            Major Chemicals (0.8%)
  59,900    Solutia, Inc. ...............     1,070,712
                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Major U.S. Telecommunications (4.8%)
  38,600    Bell Atlantic Corp. .........  $  2,598,263
  25,600    GTE Corp. ...................     1,968,000
  32,900    U.S. West, Inc. .............     1,877,356
                                           ------------
                                              6,443,619
                                           ------------
            Managed Health Care (2.3%)
  79,200    Foundation Health Systems
             Inc. (Class A)..............       747,450
  30,900    United HealthCare Corp. .....     1,504,444
  14,300    Wellpoint Health Networks,
             Inc.*.......................       815,100
                                           ------------
                                              3,066,994
                                           ------------
            Meat/Poultry/Fish (0.8%)
  40,700    IBP, Inc. ...................     1,004,781
                                           ------------
            Medical Specialties (1.1%)
  32,300    Beckman Coulter, Inc. .......     1,457,538
                                           ------------
            Medical/Nursing Services (3.9%)
 853,500    HealthSouth Corp.*...........     5,174,344
                                           ------------
            Motor Vehicles (7.2%)
  70,900    Ford Motor Co. ..............     3,558,294
  97,800    General Motors Corp. ........     6,155,288
                                           ------------
                                              9,713,582
                                           ------------
            Multi-Line Insurance (1.8%)
  11,800    CIGNA Corp. .................       917,450
  37,500    Hartford Financial Services
             Group, Inc. ................     1,532,813
                                           ------------
                                              2,450,263
                                           ------------
            Office Equipment/Supplies (1.0%)
  33,200    Xerox Corp. .................     1,392,325
                                           ------------
            Oil Refining/Marketing (1.6%)
  20,800    Tosco Corp. .................       525,200
  64,600    Ultramar Diamond Shamrock
             Corp. ......................     1,647,300
                                           ------------
                                              2,172,500
                                           ------------
            Oil/Gas Transmission (0.7%)
  22,700    Coastal Corp. ...............       929,281
                                           ------------

            Other Specialty Stores (0.6%)
  71,800    Office Depot, Inc.*..........       731,463
                                           ------------

            Property - Casualty Insurers (1.2%)
  93,300    Ace, Ltd. (Bermuda)..........     1,580,269
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------

            Railroads (0.5%)
  25,000    Burlington Northern Santa Fe
             Corp. ......................  $    687,500
                                           ------------

            Rental/Leasing Companies (0.6%)
  37,100    Ryder System, Inc. ..........       755,913
                                           ------------

            Savings & Loan Companies (2.6%)
 119,400    Washington Mutual, Inc. .....     3,492,450
                                           ------------

            Specialty Chemicals (4.8%)
  98,800    Engelhard Corp. .............     1,796,925
  28,200    FMC Corp.*...................     1,360,650
  78,500    Grace (W. R.) & Co. .........     1,260,906
  77,800    Lubrizol Corp. (The).........     1,998,488
                                           ------------
                                              6,416,969
                                           ------------
            Specialty Foods/Candy (1.0%)
  60,500    Universal Foods Corp. .......     1,387,719
                                           ------------

            Specialty Insurers (1.0%)
  30,700    XL Capital Ltd. (Class A)
             (Bermuda)...................     1,381,500
                                           ------------

            Textiles (0.5%)
  21,400    Springs Industries, Inc.
             (Class A)...................       726,263
                                           ------------

            Tobacco (1.4%)
  43,400    Nabisco Group Holdings
             Corp. ......................       651,000
  47,900    R. J. Nabisco Tobacco
             Holdings, Inc. .............     1,293,300
                                           ------------
                                              1,944,300
                                           ------------
            TOTAL COMMON STOCKS
            (Identified Cost
            $132,679,945)................   122,699,819
                                           ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENTS (7.9%)
            U.S. GOVERNMENT AGENCY (a) (3.7%)
 $5,000     Federal Home Loan Mortgage
             Corp. 5.22% due 10/13/99
            (Amortized Cost $4,991,300)..     4,991,300
                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

PRINCIPAL
AMOUNT IN
THOUSANDS                                     VALUE
-------------------------------------------------------
            REPURCHASE AGREEMENT (4.2%)
 $5,577     The Bank of New York 5.00%
             due 10/01/99 (dated
             09/30/99; proceeds
             $5,578,162) (b)
            (Identified Cost
             $5,577,387).................  $  5,577,387
                                           ------------

            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost
             $10,568,687)................    10,568,687
                                           ------------

TOTAL INVESTMENTS
(Identified Cost $143,248,632)
 (c).............................    99.3%     133,268,506

OTHER ASSETS IN EXCESS OF
LIABILITIES......................     0.7          879,306
                                   ------     ------------

NET ASSETS.......................   100.0%    $134,147,812
                                   =======    ============


---------------------
 *    Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $5,558,568 U.S. Treasury Bill 5.625% due 10/31/99 valued at $5,691,166.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,464,728 and the aggregate gross unrealized depreciation is $15,444,854, resulting in net unrealized depreciation of $9,980,126.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999
ASSETS:
Investments in securities, at value
 (identified cost $143,248,632).............................  $133,268,506
Receivable for:
    Investments sold........................................    3,839,216
    Shares of beneficial interest sold......................      233,794
    Dividends...............................................      128,103
Deferred offering expenses..................................       16,734
Prepaid expenses and other assets...........................       70,499
                                                              -----------

    TOTAL ASSETS............................................  137,556,852
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................    2,965,753
    Shares of beneficial interest repurchased...............      131,075
    Investment management fee...............................      116,944
    Plan of distribution fee................................      105,731
Accrued expenses and other payables.........................       89,537
                                                              -----------

    TOTAL LIABILITIES.......................................    3,409,040
                                                              -----------

    NET ASSETS..............................................  $134,147,812
                                                              ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $145,587,915
Net unrealized depreciation.................................   (9,980,126)
Net realized loss...........................................   (1,459,977)
                                                              -----------

    NET ASSETS..............................................  $134,147,812
                                                              ===========

CLASS A SHARES:
Net Assets..................................................   $5,779,471
Shares Outstanding (unlimited authorized, $.01 par value)...      621,560

    NET ASSET VALUE PER SHARE...............................        $9.30
                                                              ===========

    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........         $9.82
                                                              ============

CLASS B SHARES:
Net Assets..................................................  $122,039,557
Shares Outstanding (unlimited authorized, $.01 par value)...   13,199,604

    NET ASSET VALUE PER SHARE...............................        $9.25
                                                              ===========

CLASS C SHARES:
Net Assets..................................................   $6,262,983
Shares Outstanding (unlimited authorized, $.01 par value)...      676,693

    NET ASSET VALUE PER SHARE...............................        $9.26
                                                              ===========

CLASS D SHARES:
Net Assets..................................................      $65,801
Shares Outstanding (unlimited authorized, $.01 par value)...        7,063

    NET ASSET VALUE PER SHARE...............................        $9.32
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

STATEMENT OF OPERATIONS
For the period November 25, 1998* through September 30, 1999
NET INVESTMENT LOSS:
INCOME
Dividends...................................................  $ 2,021,323
Interest....................................................      484,680
                                                              -----------

    TOTAL INCOME............................................    2,506,003
                                                              -----------

EXPENSES
Investment management fee...................................    1,176,430
Plan of distribution fee (Class A shares)...................       11,795
Plan of distribution fee (Class B shares)...................    1,069,957
Plan of distribution fee (Class C shares)...................       51,020
Transfer agent fees and expenses............................      150,900
Offering costs..............................................       97,411
Professional fees...........................................       61,909
Registration fees...........................................       59,636
Shareholder reports and notices.............................       14,966
Trustees' fees and expenses.................................       13,229
Other.......................................................        3,023
                                                              -----------

    TOTAL EXPENSES..........................................    2,710,276
                                                              -----------

    NET INVESTMENT LOSS.....................................     (204,273)
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................   (1,459,977)
Net unrealized depreciation.................................   (9,980,126)
                                                              -----------

    NET LOSS................................................  (11,440,103)
                                                              -----------

NET DECREASE................................................ $(11,644,376)
                                                              ===========

---------------------
* Commencement of operations.
        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                              FOR THE PERIOD
                                                              NOVEMBER 25, 1998*
                                                                 THROUGH
                                                              SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................     $  (204,273)
Net realized loss...........................................      (1,459,977)
Net unrealized depreciation.................................      (9,980,126)
                                                                 -----------

    NET DECREASE............................................     (11,644,376)
                                                                 -----------

DIVIDENDS TO SHAREHOLDERS IN EXCESS OF NET INVESTMENT
 INCOME:
Class A shares..............................................          (5,564)
Class B shares..............................................         (65,573)
Class C shares..............................................          (3,827)
Class D shares..............................................             (40)
                                                                 -----------

    TOTAL DIVIDENDS.........................................         (75,004)
                                                                 -----------

Net increase from transactions in shares of beneficial
 interest...................................................     145,767,192
                                                                 -----------

    NET INCREASE............................................     134,047,812

NET ASSETS:
Beginning of period.........................................         100,000
                                                                 -----------

    END OF PERIOD...........................................    $134,147,812
                                                                 ===========

---------------------
* Commencement of operations.
        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of the value of its total assets in common stocks and other equity securities that are believed to be relatively undervalued based primarily on price/earnings ratios, as well as on various other value measures. The Fund was organized as a Massachusetts business trust on June 9, 1998 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on November 25, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Miller Anderson & Sherrerd, LLP (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair

MORGAN STANLEY DEAN WITTER VALUE FUND
value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon; rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the respective life of the securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER VALUE FUND

F. OFFERING COSTS -- The Investment Manager incurred offering costs on behalf of the Fund in the amount of approximately $114,000 which has been reimbursed for the full amount thereof. Such expenses were deferred and are being amortized by the Fund on the straight-line method over a period of approximately one year or less from the commencement of operations.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.00% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including

MORGAN STANLEY DEAN WITTER VALUE FUND
the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $7,573,365 at September 30, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended September 30, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.87%, respectively.

The Distributor has informed the Fund that for the period ended September 30, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $20, $398,990 and $11,750, respectively and received $44,525 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER VALUE FUND

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended September 30, 1999 aggregated $199,565,122 and $65,426,019, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 1999, the Fund had transfer agent fees and expenses payable of approximately $3,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE PERIOD
                                                                   NOVEMBER 25, 1998*
                                                                         THROUGH
                                                                   SEPTEMBER 30, 1999
                                                              -----------------------------
                                                                SHARES            AMOUNT
                                                              ----------       ------------
CLASS A
Sold........................................................     712,266       $  7,088,696
Reinvestment of dividends...................................         498              4,804
Redeemed....................................................     (93,704)          (966,777)
                                                              ----------       ------------
Net increase - Class A......................................     619,060          6,126,723
                                                              ----------       ------------
CLASS B
Sold........................................................  16,407,820        165,264,611
Reinvestment of dividends...................................       6,205             59,814
Redeemed....................................................  (3,216,921)       (32,488,695)
                                                              ----------       ------------
Net increase - Class B......................................  13,197,104        132,835,730
                                                              ----------       ------------
CLASS C
Sold........................................................     936,207          9,365,853
Reinvestment of dividends...................................         365              3,517
Redeemed....................................................    (262,379)        (2,616,322)
                                                              ----------       ------------
Net increase - Class C......................................     674,193          6,753,048
                                                              ----------       ------------
CLASS D
Sold........................................................      10,651            115,491
Reinvestment of dividends...................................           4                 40
Redeemed....................................................      (6,092)           (63,840)
                                                              ----------       ------------
Net increase - Class D......................................       4,563             51,691
                                                              ----------       ------------
Net increase in Fund........................................  14,494,920       $145,767,192
                                                              ==========       ============

---------------------
* Commencement of operations.

MORGAN STANLEY DEAN WITTER VALUE FUND

6. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $414,000 during fiscal 1999.

As of September 30, 1999, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to nondeductible expenses and a dividend redesignation. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $279,277.

MORGAN STANLEY DEAN WITTER VALUE FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                                                FOR THE PERIOD NOVEMBER 25, 1998*
                                                                   THROUGH SEPTEMBER 30, 1999**
                                                              --------------------------------------
                                                              CLASS A   CLASS B    CLASS C   CLASS D
                                                              SHARES     SHARES    SHARES    SHARES
----------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................  $10.00      $10.00   $10.00    $10.00
                                                              ------    --------   ------    ------
Income (loss) from investment operations:
 Net investment income (loss)...............................    0.05       (0.02)   (0.01)     0.06
 Net realized and unrealized loss...........................   (0.74)      (0.72)   (0.72)    (0.72)
                                                              ------    --------   ------    ------
Total loss from investment operations.......................   (0.69)      (0.74)   (0.73)    (0.66)
                                                              ------    --------   ------    ------
Less dividends from net investment income...................   (0.01)      (0.01)   (0.01)    (0.02)
                                                              ------    --------   ------    ------
Net asset value, end of period..............................  $ 9.30      $ 9.25   $ 9.26    $ 9.32
                                                              ======    ========   ======    ======
TOTAL RETURN+(1)............................................   (6.88)%     (7.45)%  (7.35)%   (6.65)%

RATIOS TO AVERAGE NET ASSETS(2)(3):
Expenses....................................................    1.59%       2.34%    2.21%     1.34%
Net investment income (loss)................................    0.54%      (0.21)%  (0.08)%    0.79%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $5,779    $122,040   $6,263       $66
Portfolio turnover rate(1)..................................      52%         52%      52%       52%

---------------------
 *   Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Value Fund (the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period November 25, 1998 (commencement of operations) through September 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 10, 1999

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR
----------------------------------
Miller Anderson & Sherrerd, LLP
1 Tara Bridge
West Conshohocken, PA 19428

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

MORGAN STANLEY
DEAN WITTER
VALUE FUND

Annual Report
September 30, 1999